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                                                                      EXHIBIT 11
                                                                      ----------

[KPMG Peat Marwick LLP Letterhead]


                         Independent Auditors' Consent
                         -----------------------------


The Board of Directors
Piper Global Funds Inc.:


We consent to the use of our report dated October 18, 1996 incorporated by reference herein and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "FINANCIAL STATEMENTS" in Part B of the Registration Statement.



                                                       /s/ KPMG Peat Marwick LLP
                                                           KPMG Peat Marwick LLP

Minneapolis, Minnesota
October 24, 1996